EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated August 16, 1999 included in Item 5 of Dendrite International, Inc.'s Form 10-Q filed August 16, 1999.

                                                /s/Arthur Andersen LLP
Philadelphia, Pa.,                              Arthur Andersen LLP
   November 17, 1999